Investor HighlightsINVESTOR HIGHLIGHTS JUNE 2017

2 LEGAL DISCLOSURES Forward-Looking Statements Various statements contained in this presentation, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements. These forward-looking statements may include projections and estimates concerning the timing and success of our strategies, plans or intentions. Forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “believe,” “expect,” “intend,” “anticipate,” “potential,” “plan,” “goal” or other words that convey the uncertainty of future events or outcomes. We have based these forward-looking statements on our current expectations and assumptions about future events. These assumptions include, among others, our projections and expectations regarding: market trends in the single-family home rental industry and in the local markets where we operate, our ability to institutionalize a historically fragmented business model, our business strengths, our ideal tenant profile, the quality and location of our properties in attractive neighborhoods, the scale advantage of our national platform and the superiority of our operational infrastructure, the effectiveness of our investment philosophy and diversified acquisition strategy, our ability to grow our portfolio and to create a cash flow opportunity with attractive current yields and upside from increasing rents and cost efficiencies and our understanding of our competition and general economic, demographic and real estate conditions that may impact our business. While we consider these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control and could cause actual results to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, June 5, 2017. We undertake no obligation to update any forward-looking statements to conform to actual results or changes in our expectations, unless required by applicable law. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see the “Risk Factors” disclosed in the Company’s Annual Report for the year ended December 31, 2016 and the Company’s subsequent filings with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation includes certain financial measures that were not prepared in accordance with U.S. generally accepted accounting principles (GAAP) because we believe they help investors understand our performance. Any non-GAAP financial measures presented are not, and should not be viewed as, substitutes for financial measures required by U.S. GAAP and may not be comparable to the calculation of similar measures of other companies.

3 Purpose–Built Portfolio: Tenant Focus & Long-term Growth (1) • Purpose-built portfolio to attract ideal tenant profile: (1) high credit quality, (2) propensity to stay longer and (3) mentality and wherewithal to care for the property as their “home” • 48,336 high-quality, well-located single-family properties in 22 states • Average property age of 14.0 years • Total portfolio leased percentage of 95.1% • Diversified footprint, comprised of high growth markets, ideally positioned for long-term sustainable growth and portfolio optimization flexibility Industry Leading Operating Platform • Differentiated operating platform produces industry leading cash flow margins and long-term operating advantage • Centralized control and oversight, balanced by local office resident care • Innovative and proprietary technology solutions, including best-in-class call center and mobile technology • AMH control over all stages of operational lifecycle with internal personnel responsible for all functions • Continuous operational optimization expected to create long-term margin expansion profile Investment Grade Balance Sheet • Uniquely positioned with the most flexible and only investment grade balance sheet in SFR sector (Baa3 / BBB-) • Net debt to TTM Adjusted EBITDA: 5.2x • $1.1 billion of liquidity (2) • Approximately $200 million retained cash flow annually Strong Alignment of Interest • AMH founder and senior management believe in alignment of interests with shareholders and hold approximately $2.0 billion of equity ownership (3) Accretive External Growth Landscape • Robust external growth opportunities through auction, MLS, new home construction and M&A consolidation channels • Immediate value creation on acquisitions through AMH’s superior platform and cash flow margin profile • Highly accretive acquisition spread opportunity enhanced by long-term investment-grade cost of capital AMERICAN HOMES 4 RENT STRENGTHS (1) As of March 31, 2017, percentage leased and average age exclude 704 held for sale single-family properties. (2) As of March 31, 2017, liquidity represents the sum of $496 million cash on the balance sheet, of which $455 million was used to repay debt in 2Q17, and $650 million undrawn capacity under our revolving credit facility. (3) Based on closing stock price of $22.96 on March 31, 2017. Common equity includes common shares and operating partnership units that are convertible into common shares. Note: Refer to Defined Terms and Non-GAAP Reconciliations in the Appendix, as well as the 1Q17 Supplemental Information Package, for definitions of metrics and reconciliations to GAAP.

STRONG SAME-HOME PERFORMANCE

(Amounts in thousands, except property and per property data)

	1Q16	2Q16	3Q16	4Q16	1Q17
Number of Same-Home properties	36,813	36,813	36,813	36,813	36,813
Rents from single-family properties	$ 151,522	$ 153,276	$ 155,223	$ 156,523	$ 157,269
Fees from single-family properties	1,887	2,054	2,236	1,795	1,890
Bad debt	(987)	(1,125)	(1,817)	(1,386)	(1,197)
Core revenues 1	**$ 152,422**	**$ 154,205**	**$ 155,642**	**$ 156,932**	**$ 157,962**
R&M and turnover costs, net	10,674	11,455	14,018	10,571	9,456
Property tax, insurance and HOA fees, net	32,205	33,083	32,643	31,728	32,982
Property management, net	13,462	13,134	12,998	12,351	12,187
Core property operating expenses	**$ 56,341**	**$ 57,672**	**$ 59,659**	**$ 54,650**	**$ 54,625**
Core net operating income ("Core NOI") 2	**96,081**	**96,533**	**95,983**	**102,282**	**103,337**
Core NOI margin	*63.0%*	*62.6%*	*61.7%*	*65.2%*	*65.4%*
Capital expenditures	5,908	7,471	8,993	5,402	5,063
Core NOI after capex 3	**$ 90,173**	**$ 89,062**	**$ 86,990**	**$ 96,880**	**$ 98,274**
YOY growth in quarterly Core NOI after capex [(1)] 3	**10.0%**	**14.8%**	**12.3%**	**11.4%**	**9.0%**
Average R&M, turnover, in-house maintenance and capex per property 4	**$ 450**	**$ 514**	**$ 625**	**$ 434**	**$ 394**

$ 1,967

Operating Highlights

1. Increasing revenues driven by strong rental rate increases and high stabilized occupancy levels
2. Platform maturation and continued expense controls lead to stable, predictable and growing cash flows
3. Outsized Y-o-Y growth in quarterly Core NOI after capex
4. Reduction in expenditures resulting from platform maturation and operating efficiencies

Note: Refer to Defined Terms and Non-GAAP Reconciliations in the Appendix, as well as the 1Q17 Supplemental Information Package, for definitions of metrics and reconciliations to GAAP.
(1) Year over year percentage growth comparisons based on quarterly same-home populations presented in the Company's supplemental for the respective period.

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INDUSTRY LEADING EFFICIENCY METRICS

	AMH					1Q17 SFR Peers [1]
(Dollars in thousands)	1Q16	2Q16	3Q16	4Q16	1Q17	Range
Adjusted EBITDA Margins						
Total revenues, excluding tenant charge-backs	$ 173,943	$ 200,061	$ 205,249	$ 204,382	$ 205,381	
Property operating expenses, net	(49,048)	(58,739)	(63,116)	(56,562)	(56,393)	
Property management expenses, net	(14,937)	(16,593)	(16,488)	(15,737)	(15,600)	
General & administrative expenses, net	(8,057)	(7,346)	(7,563)	(8,026)	(8,774)	
Other expenses, net	(1,079)	(1,361)	(2,575)	(1,993)	(629)	
Adjusted EBITDA	$ 100,822	$ 116,022	$ 115,507	$ 122,064	$ 123,985	
Margin	***58.0 %***	***58.0 %***	***56.3 %***	***59.7 %***	***60.4 %***	***~55 % to ~58 %***
Maintenance capex	(6,017)	(8,755)	(10,411)	(6,353)	(6,444)	
Leasing costs	(1,929)	(2,151)	(2,119)	(1,806)	(1,482)	
Adjusted EBITDA after capex & leasing costs	$ 92,876	$ 105,116	$ 102,977	$ 113,905	$ 116,059	
Margin	***53.4 %***	***52.5 %***	***50.2 %***	***55.7 %***	***56.5 %***	***~47 % to ~53 %***
Platform Efficiency Percentage						
Rents & fees from single-family properties	$ 170,192	$ 196,215	$ 200,035	$ 201,395	$ 203,711	
Property management expenses, net	$ 14,937	$ 16,593	$ 16,488	$ 15,737	$ 15,600	
General & administrative expenses, net	8,057	7,346	7,563	8,026	8,774	
Leasing costs	1,929	2,151	2,119	1,806	1,482	
Total platform costs	$ 24,923	$ 26,090	$ 26,170	$ 25,569	$ 25,856	
Platform Efficiency Percentage	**14.6 %**	**13.3 %**	**13.1 %**	**12.7 %**	**12.7 %**	***~15 % to ~16 %***

Note: Refer to Defined Terms and Non-GAAP Reconciliations in the Appendix, as well as the 1Q17 Supplemental Information Package, for definitions of metrics and reconciliations to GAAP.

(1) SFR Peer metrics have been calculated using definitions as outlined in the Appendix and are based on publicly available information for the largest comparable single-family rental companies. The operating results of other single-family rental companies may include differing lines of business, which could make these metrics not comparable across companies. Additionally, as other single-family rental companies may not compute these metrics in the same manner, these metrics may not agree to similarly-named metrics reported by them.

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6 • Maintain flexible balance sheet with diverse access to capital • Continue optimizing capital stack and leverage investment grade rating to reduce cost of capital • Expand sources of available capital as the Company and the SFR sector evolves and matures • Prudent retention of operating cash flow CAPITAL STRUCTURE BALANCE SHEET PHILOSOPHY DEBT MATURITY SCHEDULE (2) (Figures in millions, except per share amounts) 12/31/2016 INVESTMENT GRADE BALANCE SHEET Mar-2017 Floating rate debt $ 805,385 Fixed rate debt 2,194,202 Total debt (1) 2,999,587 26.8 % Preferred shares at liquidation value 975,405 8.7 % Common shares and units 314,446,923 Share price as of 3/31/17 $ 22.96 Market value of common shares and units 7,219,701 64.5 % Total market capitalization $ 11,194,693 100.0 % Credit Ratings Moody’s Investor Service Baa3 (Stable) S&P Global Ratings BBB- (Stable) Credit Ratios Net debt to Adjusted EBITDA 5.2 x Debt and preferred shares to Adjusted EBITDA 8.3 x Fixed charge coverage 2.9 x Unencumbered Core NOI percentage 53.6% (In thousands, except share and per share amounts) Note: Refer to Defined Terms and Non-GAAP Reconciliations in the Appendix, as well as the 1Q17 Supplemental Information Package, for definitions of metrics and reconciliations to GAAP. (1) Reflects face amount of debt outstanding which excludes unamortized discounts and loan costs. (2) As of March 31, 2017, reflects maturity of entire principal balance at the fully extended maturity date inclusive of regularly scheduled amortization. Does not reflect the 2Q17 pay down activities. (3) As of March 31, 2017, liquidity represents the sum of $496 million cash on the balance sheet, of which $455 million was used to repay debt in 2Q17, and $650 million undrawn capacity under our revolving credit facility. $1,146 $455 $1,017 $1,013 $50 $115 $350 Liquidity Asset-backed Securitizations Secured Note Payable Exchangeable Senior Notes Term Loan Facility $505 (In millions) (3)

7 Highlights (1) DEFINED TERMS AND NON-GAAP RECONCILIATIONS Core Net Operating Income ("Core NOI"), Same-Home Core NOI and Same-Home Core NOI After Capital Expenditures Core NOI, which we also present separately for our Same-Home portfolio, is a supplemental non-GAAP financial measure that we define as core revenues from single-family properties, which is calculated as rents and fees from single-family properties, net of bad debt expense, less core property operating expenses, which is calculated as property operating and property management expenses, excluding noncash share-based compensation expense, expenses reimbursed by tenant charge-backs and bad debt expense. Core NOI also excludes (1) noncash fair value adjustments associated with remeasuring our participating preferred shares derivative liability to fair value, (2) noncash gain or loss on conversion of convertible units, (3) gain or loss on early extinguishment of debt, (4) gain or loss on sales of single-family properties and other, (5) depreciation and amortization, (6) acquisition fees and costs expensed incurred with recent business combinations and the acquisition of individual properties, (7) noncash share-based compensation expense, (8) interest expense, (9) general and administrative expense, (10) other expenses and (11) other revenues. We consider Core NOI to be a meaningful financial measure because we believe it is helpful to investors in understanding the operating performance of our single-family properties without the impact of certain operating expenses that are reimbursed through tenant charge-backs. We further adjust Core NOI for our Same-Home portfolio by subtracting capital expenditures to calculate Same-Home Core NOI After Capital Expenditures, which we believe is a meaningful supplemental non-GAAP financial measure because it more fully reflects our operating performance after the impact of all property-level expenditures, regardless of whether they are capitalized or expensed. Core NOI and Same-Home Core NOI After Capital Expenditures should be considered only as supplements to net income or loss as a measure of our performance and should not be used as measures of our liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. Additionally, these metrics should not be used as substitutes for net income (loss) or net cash flows from operating activities (as computed in accordance with GAAP).

DEFINED TERMS AND NON-GAAP RECONCILIATIONS

The following are reconciliations of core revenues, Core NOI, Same-Home Core NOI and Same-Home Core NOI After Capital Expenditures to their respective GAAP metrics for the trailing five quarters (amounts in thousands):

	Three Months Ended				
	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016	Dec 31, 2016	Mar 31, 2017
Core revenues					
Total revenues	$ 194,959	$ 220,972	$ 236,057	$ 227,559	$ 233,754
Tenant charge-backs	(21,016)	(20,253)	(30,808)	(23,177)	(28,373)
Bad debt expense	(1,069)	(1,414)	(2,609)	(1,877)	(1,510)
Other revenues	(3,751)	(4,504)	(5,214)	(2,987)	(1,670)
Core revenues	$ 169,123	$ 194,801	$ 197,426	$ 199,518	$ 202,201
Core NOI, Same-Home Core NOI and Same-Home Core NOI After Capital Expenditures					
Net (loss) income attributable to common shareholders	$ (4,377)	$ (10,404)	$ (21,152)	$ 2,391	$ (1,490)
Dividends on preferred shares	5,569	7,412	13,669	13,587	13,587
Noncontrolling interest	3,836	(761)	7,316	(6,640)	(301)
Net income (loss)	5,028	(3,753)	(167)	9,338	11,796
Remeasurement of participating preferred shares	300	150	2,490	4,080	5,410
Gain on conversion of Series E units	(11,463)	-	-	-	-
Loss on early extinguishment of debt	-	-	13,408	-	-
Gain on sale of single-family properties and other, net	(234)	(658)	(11,682)	(1,995)	(2,026)
Depreciation and amortization	69,517	79,604	75,392	74,164	73,953
Acquisition fees and costs expensed	5,653	3,489	1,757	544	1,096
Noncash share-based compensation expense (1)	357	398	411	394	417
Interest expense	30,977	35,481	32,851	31,538	31,889
General and administrative expense	8,570	7,931	8,043	8,524	9,295
Other expenses	1,253	2,087	3,142	5,496	1,558
Other revenues	(3,751)	(3,846)	(5,214)	(2,987)	(1,670)
Tenant charge-backs	21,016	20,253	30,808	23,177	28,373
Expenses reimbursed by tenant charge-backs	(21,016)	(20,253)	(30,808)	(23,177)	(28,373)
Bad debt expense excluded from operating expenses	1,069	1,414	2,609	1,877	1,510
Bad debt expense included in revenues	(1,069)	(1,414)	(2,609)	(1,877)	(1,510)
Core Net Operating Income	**106,207**	**120,883**	**120,431**	**129,096**	**131,718**
Less: Non-Same-Home Core Net Operating Income	10,126	24,350	24,448	26,814	28,381
Same-Home Core Net Operating Income	**96,081**	**96,533**	**95,983**	**102,282**	**103,337**
Same-Home capital expenditures	5,908	7,471	8,993	5,402	5,063
Same-Home Core Net Operating Income After Capital Expenditures	**$ 90,173**	**$ 89,062**	**$ 86,990**	**$ 96,880**	**$ 98,274**

(1) Represents noncash share-based compensation expense related to centralized and field property management employees, which is included within property management expenses.

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DEFINED TERMS AND NON-GAAP RECONCILIATIONS

EBITDA, Adjusted EBITDA and Adjusted EBITDA after CapEx and Leasing Costs

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. EBITDA is a non-GAAP financial measure and is used by us and others as a supplemental measure of performance. Adjusted EBITDA is a supplemental non-GAAP financial measure calculated by adjusting EBITDA for (1) acquisition fees and costs expensed incurred with recent business combinations and the acquisition of individual properties, (2) net gain or loss on sale / impairment of single-family properties and other, (3) noncash share-based compensation expense, (4) gain or loss on early extinguishment of debt, (5) gain or loss on conversion of convertible units and (6) noncash fair value adjustments associated with remeasuring our participating preferred shares derivative liability to fair value. Adjusted EBITDA after CapEx and Leasing Costs is a supplemental non-GAAP financial measure calculated by adjusting Adjusted EBITDA for (1) maintenance capital expenditures and (2) leasing costs. We consider Adjusted EBITDA and Adjusted EBITDA after CapEx and Leasing Costs to be meaningful financial measures of operating performance because they exclude the impact of various income and expense items that are not indicative of operating performance.

The following is a reconciliation of net (loss) income attributable to common shareholders, determined in accordance with GAAP, to EBITDA, Adjusted EBITDA and Adjusted EBITDA after CapEx and Leasing Costs for the trailing five quarters (amounts in thousands):

	For the Three Months Ended				
	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016	Dec 31, 2016	Mar 31, 2017
Net (loss) income attributable to common shareholders	$ (4,377)	$ (10,404)	$ (21,152)	$ 2,391	$ (1,490)
Dividends on preferred shares	5,569	7,412	13,669	13,587	13,587
Noncontrolling interest	3,836	(761)	7,316	(6,640)	(301)
Net income (loss)	5,028	(3,753)	(167)	9,338	11,796
Interest expense	30,977	35,481	32,851	31,538	31,889
Depreciation and amortization	69,517	79,604	75,392	74,164	73,953
EBITDA	**105,522**	**111,332**	**108,076**	**115,040**	**117,638**
Noncash share-based compensation expense (1)	870	983	891	892	938
Acquisition fees and costs expensed	5,653	3,489	1,757	544	1,096
(Gain) loss on sale / impairment of single-family properties and other, net	(60)	68	(11,115)	1,508	(1,097)
Loss on early extinguishment of debt	-	-	13,408	-	-
Gain on conversion of Series E units	(11,463)	-	-	-	-
Remeasurement of participating preferred shares	300	150	2,490	4,080	5,410
Adjusted EBITDA	**100,822**	**116,022**	**115,507**	**122,064**	**123,985**
Maintenance capex	(6,017)	(8,755)	(10,411)	(6,353)	(6,444)
Leasing costs	(1,929)	(2,151)	(2,119)	(1,806)	(1,482)
Adjusted EBITDA after CapEx and Leasing Costs	**$ 92,876**	**$ 105,116**	**$ 102,977**	**$ 113,905**	**$ 116,059**

(1) Represents total noncash share-based compensation expense, which is included within general and administrative expense and property management expenses.

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